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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                      October 24, 2000 (October 19, 2000)
                ------------------------------------------------
                Date of Report (Date of Earliest Event Reported)

                              Shaw Industries, Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

       Georgia                           1-6853                58-1032521
    --------------              ------------------------     --------------
(State or Other Jurisdiction    (Commission File Number)     (IRS Employer
of Incorporation)                                            Identification No.)

                             616 East Walnut Avenue
                                P.O. Drawer 2128
                              Dalton, Georgia 30720
              -----------------------------------------------------
              (Address of Principal Executive offices and Zip Code)

                                 (706) 278-3812
              -----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

         On October 19, 2000, Shaw Industries, Inc., a Georgia corporation ("Shaw"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Berkshire Hathaway Inc. ("Berkshire Hathaway") and SII Acquisition, Inc. ("Merger Sub"), a corporation which will be owned by an investor group comprised of Berkshire Hathaway; Robert E. Shaw, Julian D. Saul


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and certain members of their immediate families and certain family-related entities; and certain members of management of Shaw. Pursuant to the Merger Agreement, Merger Sub will be merged with and into Shaw, with Shaw as the surviving corporation in the merger (the "Surviving Corporation"), and holders of Shaw's common stock, other than Merger Sub, will have the right to receive $19.00 per share in cash, without interest, for each share of Shaw common stock owned at the time of the merger.

         In connection with and as contemplated by the Merger Agreement, Merger Sub and Berkshire Hathaway entered into a contribution and participation agreement (the "Contribution Agreement") with Robert E. Shaw, Julian D. Saul and certain members of their immediate families and certain family-related entities and certain members of management of Shaw (the "Continuing Shareholders"). In accordance with the terms of the Contribution Agreement, Berkshire Hathaway and the Continuing Shareholders will contribute an aggregate amount of 17,996,838 shares and, in the case of Berkshire Hathaway, $2,016,686,315 in cash to Merger Sub and, in exchange therefor, will receive shares of Merger Sub common stock which, in the merger, will be converted into shares of common stock of the Surviving Corporation.

         In addition, in connection with and as contemplated by the Merger Agreement, certain shareholders of Shaw holding in the aggregate 32,263,036 shares of Shaw common stock, representing 24.4% of the issued and outstanding Shaw common stock, entered into a voting agreement with Berkshire Hathaway (the "Voting Agreement"). Pursuant to the terms of the Voting Agreement, the shareholders party thereto are required to vote their shares of Shaw common stock in favor of the merger and against any third party proposal, and such shareholders have granted Berkshire Hathaway an irrevocable proxy to vote their shares of Shaw common stock at the special meeting of shareholders called to consider and vote upon the merger and any other meeting of the Shaw shareholders at which the merger is considered. In addition, pursuant to the terms of the Voting Agreement, the shareholders party to it are restricted from transferring or otherwise disposing of their Shaw shares.

         In connection with the irrevocable proxy given to Berkshire Hathaway under the Voting Agreement, Berkshire Hathaway has entered into an investor voting agreement with Shaw (the "Investor Voting Agreement") under which Berkshire Hathaway has agreed to vote an aggregate of 13,433,261 shares of Shaw common stock, which are subject to both the Voting Agreement and the Contribution Agreement, in the same proportion as the other shares of Shaw common stock voting on the approval of the merger and the Merger Agreement are voted on such matters.

         Consummation of the transactions contemplated by the Merger Agreement is subject to the approval of a majority of the outstanding shares of Shaw's common stock, the receipt of certain regulatory approvals and other customary conditions including expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

         Copies of the Merger Agreement, the Contribution Agreement, the Voting Agreement and the Investor Voting Agreement are filed herewith as Exhibits and are incorporated herein by reference. The description of such agreements set forth herein is qualified in its entirety by reference to the provisions of such agreements.


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Item  7. Financial Statements and Exhibits.

         (c)      Exhibits.

                  99.1     Agreement and Plan of Merger, dated as of October 19,
                           2000, by and among SII Acquisition, Inc., Shaw
                           Industries, Inc., and Berkshire Hathaway Inc.

                  99.2 Contribution and Participation Agreement, dated as of October 19, 2000, by and among SII Acquisition, Inc.,
                           Berkshire Hathaway Inc. and the Continuing Holders.

                  99.3 Voting Agreement, dated as of October 19, 2000, by and among Berkshire Hathaway Inc., SII Acquisition,
                           Inc. and the Stockholders.

                  99.4     Investor Voting Agreement, dated as of October 19,
                           2000 by and between Berkshire Hathaway Inc. and Shaw
                           Industries, Inc.

                  99.5     Press Release, dated October 19, 2000, of Shaw
                           Industries, Inc.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Date: October 24, 2000

                                          SHAW INDUSTRIES, INC.


                                          By:  /s/ KENNETH G. JACKSON
                                              ----------------------------------
                                              Name: Kenneth G. Jackson
                                                   -----------------------------
                                              Title: Executive Vice President
                                                     and Chief Financial Officer
                                                    ----------------------------

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                                  Exhibit Index

Exhibit           Description
-------           -----------

  99.1            Agreement and Plan of Merger, dated as of October 19, 2000, by and among SII Acquisition, Inc., Shaw Industries, Inc., and Berkshire
                  Hathaway Inc.

  99.2            Contribution and Participation Agreement, dated as of October 19, 2000, by and among SII Acquisition, Inc., Berkshire Hathaway Inc. and the
                  Continuing Holders.

  99.3            Voting Agreement, dated as of October 19, 2000, by and among Berkshire
                  Hathaway Inc., SII Acquisition, Inc. and the Stockholders.

  99.4            Investor Voting Agreement, dated as of October 19, 2000 by and between
                  Berkshire Hathaway Inc. and Shaw Industries, Inc.

  99.5            Press Release, dated October 19, 2000, of Shaw Industries, Inc.